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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 1, 2005

                                 PERRIGO COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MICHIGAN                  0-19725                 38-2799573
      ---------------           ----------------        -------------------
      (State of other           (Commission File           (IRS Employer
      Jurisdiction of               Number)             Identification No.)
       Incorporation)

           515 Eastern Avenue, Allegan, Michigan                49010
          ----------------------------------------           ----------
          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451

                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.       DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 1, 2005, the Perrigo Company released earnings for the second quarter of fiscal year 2005.

The earnings release contains non-GAAP measures which are defined as a financial measure of the Company's performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in the financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for net income and earnings per share within its earnings release to the most directly comparable GAAP measure for this non-GAAP measure.

Below are reconciliations of net sales, gross profit and operating income:

                                                 Second Quarter            Year-to-Date
                                           -----------------------   -----------------------
                                              2005         2004         2005         2004
                                           ----------   ----------   ----------   ----------
Net sales (GAAP)                           $  251,748   $  247,377   $  479,467   $  459,216
Plus:  product recall                           6,300            -        6,300            -
                                           ----------   ----------   ----------   ----------
Net sales before product recall            $  258,048   $  247,377   $  485,767   $  459,216
                                           ==========   ==========   ==========   ==========
Gross profit (GAAP)                        $   67,056   $   76,179   $  131,769   $  136,199
Plus:  product recall                           8,300            -        8,300            -
                                           ----------   ----------   ----------   ----------
Gross profit before product recall         $   75,356   $   76,179   $  140,069   $  136,199
                                           ==========   ==========   ==========   ==========
Operating income (GAAP)                    $   24,149   $   38,770   $   50,775   $   64,115
Plus:  product recall                           8,300            -        8,300            -
                                           ----------   ----------   ----------   ----------
Operating income before product recall     $   32,449   $   38,770   $   59,075   $   64,115
                                           ==========   ==========   ==========   ==========

The Company excludes a product recall and a one-time tax benefit when monitoring and evaluating the on-going financial results and trends of its business due to the non-recurring nature of these items. The Company believes this information is also useful for investors since excluding these non-recurring items provides important insight into the Company's on-going operations.

The press release related to Perrigo's earnings is attached as Exhibit 99.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        99 Press release issued by Perrigo Company on February 1, 2005, furnished solely pursuant to item 2.02 of Form 8-K.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)

                                        By:  /s/Douglas R. Schrank
                                             ----------------------------
Dated: February 1, 2005                      Douglas R. Schrank
                                             Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Accounting and
                                                Financial Officer)

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                                  Exhibit Index

        Exhibit 99 - Press Release issued by Perrigo Company on February 1, 2005, furnished solely pursuant to Item 2.02 of Form 8-K.